                                                                Exhibit 10.13(m)

              AMENDMENT NUMBER 13 TO PURCHASE AGREEMENT GCT-025/98

This Amendment Number 13 to Purchase Agreement GCT-025/98, dated as of October __, 2001 ("Amendment No. 13") relates to the Purchase Agreement GCT-025/98 (the "Purchase Agreement") between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer") dated June 17, 1998 as amended from time to time (collectively referred to herein as "Agreement"). This Amendment No. 13 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 13 sets forth additional agreements between Embraer and Buyer relative to the conversion of EMB-145 Aircraft into EMB-140 Aircraft (as defined below), configuration changes for the EMB-140 Aircraft in order to comply with the American Eagle ("AMR Eagle") configuration, and the Performance Guarantee for the EMB-140 Aircraft, a change the name of Wexford Management LLC to Wexford Capital LLC, and changes on the delivery schedule and Buyer's exercise of Option Aircraft.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 13, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 13 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 13 shall control.

WHEREAS, in connection with the Parties' agreements as described above, the Parties have agreed to amend the Purchase Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.    DEFINITIONS:

1.1   Article "1.b" shall be deleted and replaced with the following:

      "b.   Aircraft - shall mean the EMB-145 Aircraft and/or the EMB-140
            Aircraft."

1.2   New Articles "1.b.1" and "1.b.2" shall be included as follows:

      "b.1. EMB-145 Aircraft - shall mean the EMB-145 LR Firm Aircraft and
            Option Aircraft or, where there is more than one of such Aircraft, each of such Aircraft, manufactured by Embraer, for sale to Buyer pursuant to this Agreement, according to the Technical Description number TD-145/010, dated January 1998 (Appendix I), the Aircraft Specific Configuration, Finishing and Registration Marks described in Attachments 'A-1', 'A-2' and 'A-3', as applicable, and as may be amended from time to time by Buyer at its expense as specified in
            Article 11. The Aircraft is composed entirely of vendor parts and parts manufactured by

            Embraer and Embraer subcontractors, and the parts manufactured by Embraer and Embraer subcontractors shall have Embraer part numbers.

      b.2. EMB-140 Aircraft - shall mean the EMB-145, Model EMB-135 KL version Firm Aircraft and New Option Aircraft, or, where there is more than one of such Aircraft, each of such Aircraft, manufactured by Embraer, for sale to Buyer pursuant to this Agreement, according to Technical Description TD-140/002, dated April 2000, the Aircraft Specific Configuration, Finishing and Registration Marks described in Attachment 'A-4' as may be amended from time to time by Buyer at its expense as specified in Article 11. The Aircraft is composed entirely of vendor parts and parts manufactured by Embraer and Embraer subcontractors, and the parts manufactured by Embraer and Embraer subcontractors shall have Embraer part numbers."

2.    SUBJECT: Article "2.a" shall be deleted and replaced with the following:

      "a. Embraer shall sell and Buyer shall purchase and take delivery of forty five (45) firm Aircraft ("Firm Aircraft"), and if Buyer so elects, up to twenty-eight (28) option Aircraft ("Option Aircraft"), upon the terms and conditions of this Agreement. Such Aircraft quantity distribution shall be as follows:

            a.1   Firm Aircraft: Thirty eight (38) EMB-145 Aircraft and seven
                  (7) EMB-140 Aircraft (also referred to as Aircraft #1 - #45);

            a.2 Option Aircraft: eight (8) EMB-140 Aircraft and twenty (20) EMB-145 Aircraft (also referred to as Aircraft #46 - #73)."

3.    PRICE: Article "3.a.1" shall be deleted and replaced with the following:

      "1.   The per unit Aircraft Basic Prices for the Firm Aircraft shall be:

--------------------------------------------------------------------------------
                                  Firm Aircraft
--------------------------------------------------------------------------------
       "EMB-145 Aircraft #                 Aircraft Basic Price
--------------------------------------------------------------------------------
            11 to 15          Such Aircraft have already been delivered for [*]
--------------------------------------------------------------------------------
            16 and 17         Such Aircraft have already been delivered for [*]
--------------------------------------------------------------------------------
             18 and 22        Such Aircraft have already been delivered for [*]
--------------------------------------------------------------------------------
             23 to 27         Such Aircraft have already been delivered for [*]
--------------------------------------------------------------------------------


----------
* Confidential

--------------------------------------------------------------------------------
            28 and 29         Such Aircraft have already been delivered for a
                              Basic Price of US$16,796,182 (sixteen million,
                              seven hundred ninety six thousand, one hundred
                              eighty two United States dollars) in January 2000
                              economic conditions.
--------------------------------------------------------------------------------
      30 and all subsequent   US$16,794,145 (sixteen million, seven hundred
         EMB-145 Aircraft     ninety four thousand, one hundred forty five
                              United States dollars) in January 2000 economic
                              conditions."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    EMB-140 Aircraft #                    Aircraft Basic Price
--------------------------------------------------------------------------------
      All EMB-140             [*]
        Aircraft
--------------------------------------------------------------------------------

4. DELIVERY SCHEDULE: The delivery schedule contained in Article "5.a" shall be deleted and replaced with the following:

      "

     ------------------------------------------------------------------------------------------------------------------
        A/C #          AIRCRAFT         DELIVERY MONTH          A/C #           AIRCRAFT            DELIVERY MONTH
     ------------------------------------------------------------------------------------------------------------------
          01           EMB-145             Apr-99*               24             EMB-145                Apr-01*
     ------------------------------------------------------------------------------------------------------------------
          02           EMB-145             Jun-99*               25             EMB-145                Apr-01*
     ------------------------------------------------------------------------------------------------------------------
          03           EMB-145             Aug-99*               26             EMB-145                May-01*
     ------------------------------------------------------------------------------------------------------------------
          04           EMB-145             Nov-99*               27             EMB-145                May-01*
     ------------------------------------------------------------------------------------------------------------------
          05           EMB-145             Jan-00*               28             EMB-145                Jun-01*
     ------------------------------------------------------------------------------------------------------------------
          06           EMB-145             Feb-00*               29             EMB-145                Jun-01*
     ------------------------------------------------------------------------------------------------------------------
          07           EMB-145             Mar-00*               30             EMB-145                Jul-01*
     ------------------------------------------------------------------------------------------------------------------
          08           EMB-145             May-00*               31             EMB-145                Jul-01*
     ------------------------------------------------------------------------------------------------------------------
          09           EMB-145             Jun-00*               32             EMB-145                Aug-01*
     ------------------------------------------------------------------------------------------------------------------
          10           EMB-145             Jul-00*               33             EMB-145                Aug-01*
     ------------------------------------------------------------------------------------------------------------------
          11           EMB-145             Aug-00*               34             EMB-145                Sep-01*
     ------------------------------------------------------------------------------------------------------------------
          12           EMB-145             Aug-00*               35             EMB-145                Sep-01*
     ------------------------------------------------------------------------------------------------------------------
          13           EMB-145             Sep-00*               36             EMB-140               22 Oct-01
     ------------------------------------------------------------------------------------------------------------------
          14           EMB-145             Oct-00*               37             EMB-145               20 Dec-01
     ------------------------------------------------------------------------------------------------------------------
          15           EMB-145             Nov-00*               38             EMB-140               24 Oct-01
     ------------------------------------------------------------------------------------------------------------------
          16           EMB-145             Nov-00*               39             EMB-145               26 Oct-01
     ------------------------------------------------------------------------------------------------------------------
          17           EMB-145             Dec-00*               40             EMB-140               26 Nov-01
     ------------------------------------------------------------------------------------------------------------------
          18           EMB-145             Dec-00*               41             EMB-145               14 Nov-01
     ------------------------------------------------------------------------------------------------------------------
          19           EMB-145             Jan-01*               42             EMB-140               29 Nov-01
     ------------------------------------------------------------------------------------------------------------------
          20           EMB-145             Jan-01*               43             EMB-140               10 Dec-01
     ------------------------------------------------------------------------------------------------------------------
          21           EMB-145             Jan-01*               44             EMB-140               14 Dec-01
     ------------------------------------------------------------------------------------------------------------------
          22           EMB-145             Feb-01*               45             EMB-140               19 Dec-01
     ------------------------------------------------------------------------------------------------------------------
          23           EMB-145             Mar-01*
     -------------------------------------------------

      REMARKS: * Delivered to Buyer as of the date hereof.



-----------
* Confidential

5. CERTIFICATION: The first line of Article "6" shall be deleted and replaced with the following:

            "On the Actual Delivery Date of Aircraft, the EMB-145 and EMB-140 Aircraft shall have valid and effective type certificates issued by the CTA and FAA."

6.    OPTION AIRCRAFT:

6.1 The first paragraph, delivery table, and second paragraph in Article "24" shall be deleted and replaced with the following:

      "Buyer shall have the option to purchase the Option Aircraft, to be delivered in accordance with the chart below, subject to the terms and conditions of this Article:

      --------------------------------------------------------------------------------------------------------------
                                                     OPTION AIRCRAFT
      --------------------------------------------------------------------------------------------------------------
        A/C #        AIRCRAFT           DELIVERY MONTH         A/C #          AIRCRAFT           DELIVERY MONTH
      --------------------------------------------------------------------------------------------------------------
          01         EMB-140               Jul 02               15            EMB-145                Feb 03
      --------------------------------------------------------------------------------------------------------------
          02         EMB-140               Jul 02               16            EMB-145                Feb 03
      --------------------------------------------------------------------------------------------------------------
          03         EMB-140               Aug 02               17            EMB-145                Mar 03
      --------------------------------------------------------------------------------------------------------------
          04         EMB-140               Aug 02               18            EMB-145                Mar 03
      --------------------------------------------------------------------------------------------------------------
          05         EMB-140               Sep 02               19            EMB-145                Apr 03
      --------------------------------------------------------------------------------------------------------------
          06         EMB-140               Sep 02               20            EMB-145                Apr 03
      --------------------------------------------------------------------------------------------------------------
          07         EMB-140               Oct 02               21            EMB-145                May 03
      --------------------------------------------------------------------------------------------------------------
          08         EMB-140               Oct 02               22            EMB-145                May 03
      --------------------------------------------------------------------------------------------------------------
          09         EMB-145               Nov 02               23            EMB-145                Jun 03
      --------------------------------------------------------------------------------------------------------------
          10         EMB-145               Nov 02               24            EMB-145                Jun 03
      --------------------------------------------------------------------------------------------------------------
          11         EMB-145               Dec 02               25            EMB-145                Jul 03
      --------------------------------------------------------------------------------------------------------------
          12         EMB-145               Dec 02               26            EMB-145                Jul 03
      --------------------------------------------------------------------------------------------------------------
          13         EMB-145               Jan 03               27            EMB-145                Aug 03
      --------------------------------------------------------------------------------------------------------------
          14         EMB-145               Jan 03               28            EMB-145                Aug 03
      --------------------------------------------------------------------------------------------------------------

            "

6.2.  Article "24.a" shall be deleted and replaced with the following:

      "a. INITIAL DEPOSIT: A refundable deposit of [*] is due and payable immediately after signature of this Amendment No. 13 and the outstanding amount already paid [*]), regarding initial deposits for the Option Aircraft shall be returned to Buyer promptly after signature of this Amendment No. 13, and the interest on the initial deposits of the cancelled Option Aircraft shall be paid in accordance with Article "24.f" to the Purchase Agreement. Interest on the [*] returned portion of each non-cancelled Option Aircraft deposit shall be due only if Buyer cancels such Option Aircraft. In that case, Embraer shall pay [*] amount of the original Initial Deposits for each such Option Aircraft in accordance with Article "24.f" to the Purchase Agreement, provided that interest


---------
* Confidential
            shall stop accruing on the previously returned [*] as of the date Embraer returned such amount to Buyer."

6.3. Article "24.b" shall be deleted and replaced with the following, as applicable:

      "b. [*], provided that such Option Aircraft be delivered to Buyer in accordance with the chart above and in the same configuration, specification and installations specified in Attachments 'A-1', 'A-2' and 'A-3', as such attachment is written on the date of signature of this Amendment No. 13 unless otherwise modified by the Parties and the costs for such changes shall be in addition to the Basic Price."

      b.1 [*] provided that such Option Aircraft be delivered to Buyer in accordance with the chart above and in the same configuration, specification and installations specified in Attachment "A-4", as such attachment is written on the date of signature of this Amendment No. 13 unless otherwise modified by the Parties and the costs for such changes shall be in addition to the Basic Price"

6.4.  Article "24.d" shall be deleted and replaced with the following:

      "d. DEPOSIT AND PROGRESS PAYMENTS: The payment of the price specified in item "b" above, shall be made according to the following:

            1.    The initial deposit of [*] to be made by Buyer according to
                  Article 24.a., shall apply toward the price of the relevant Option Aircraft.

            2. A progress payment of [*] of the unit basic price defined in item "b" above, per exercised Option Aircraft, less the initial deposit of [*] per exercised Option Aircraft is due and payable [*] prior to each exercised Option Aircraft contractual delivery date.

            3. A progress payment of [*] item "b" above is due and payable [*] prior to each relevant exercised Option Aircraft contractual delivery date.

            4. A progress payment of [*] of the unit basic price defined in item "b" above is due and payable [*]

            5. The balance of each exercised Option Aircraft escalated price is due and


----------
* Confidential
                  payable upon acceptance of each relevant Aircraft by Buyer.

      6.5.  Article "24.e" shall be deleted and replaced with the following:

      "e. CONFIRMATION OF OPTION GROUPS: The Option Groups (of two Aircraft each) shall be confirmed on or before the following dates:

                  First 4 Option Groups [*]
                  Next 4 Option Groups [*]
                  Next 2 Option Groups [*]
                  Next 2 Option Groups [*]
                  Last 2 Option Groups [*]

      At the time of each such confirmation, the Initial Deposit with respect to the Option Aircraft in such Option Group shall become non refundable. In the event that Buyer fails to exercise its option with respect to any five
      (5) Option Groups, Buyer shall lose its rights to said Option Groups, as well as all remaining Option Groups."

7. ATTACHMENT A - CONFIGURATION CHANGES: Attachment A-4 to this Amendment No.13 shall be included in the Purchase Agreement, reflecting the configuration selected by Buyer for the EMB-140 Aircraft (to be delivered under the AMR Eagle configuration).

8.    ATTACHMENT B:

8.1. On item 2.0 of Section 2 to Attachment B, the reference to "EMB-145 Aircraft" shall be deleted and replaced with "EMB-145 and EMB-140 Aircraft".

8.2 EMB-140 Additional Technical Publications: The following operational and technical publications to the EMB-140 Aircraft shall be supplied at no cost to Buyer and a new item 3.1 shall be included to the Attachment "B" to the Purchase Agreement as follows:

            "3.1. LIST OF PUBLICATIONS (EMB-140 Aircraft)

            As provided for in Article 15 of this Agreement, the technical publications covering operation and maintenance for the EMB-140 Aircraft shall be delivered to Buyer in accordance with the following list:

                                                                   QTY
       TITLE                                                    (COPIES)
       -----                                                    --------
       OPERATIONAL

1. Airplane Flight Manual (AFM)(*)                                  [*]


--------
* Confidential

2. Quick Reference Handbook (QRH)(*)                                 [*]
3. Supplementary Performance Manual (SPM)(*)                         [*]

       MAINTENANCE
4. Aircraft Maintenance Manual (AMM)                                 [*]
5. Illustrated Parts Catalog (IPC)                                   [*]
6. Wiring Manual (WM)                                                [*]

          MAINTENANCE SUPPLEMENTARY SET
7. System Schematic Manual (SSM)                                     [*]

            (*)   One extra copy on board each Aircraft

If Buyer elects not to take all or any one of the publications above mentioned, or revisions thereof, no refund or other financial adjustment of the Basic Price will be made since such publications are offered at no cost to Buyer as referred to in Article 15.a of the Purchase Agreement.

10. ATTACHMENTS C, D, E, F, G AND I: All references to "EMB-145 Aircraft" on Attachments C, D, E, F, G and I to Purchase Agreement shall be deleted and replaced by "EMB-145 or EMB-140 Aircraft".

11. ATTACHMENT H AND NOTICES: All references to "Wexford Management LLC" on Attachment H and Notices to Purchase Agreement shall be deleted and replaced by "Wexford Capital LLC".

12.   PERFORMANCE GUARANTEE FOR EMB-140 AIRCRAFT IN AMR EAGLE CONFIGURATION:
      Attachment J-1 to this Amendment No.13 shall be included in the Purchase Agreement, reflecting the Performance Guarantee for the EMB-140 Aircraft to be delivered under the AMR Eagle configuration.

13. MISCELLANEOUS: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 13 shall remain valid in full force and effect without any change.


         [The remainder of this page has been left blank intentionally.]





----------
* Confidential

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 13 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de              Solitair Corp.
Aeronautica S.A.


By  /s/ Frederico Fleury Curado                  By  /s/ Jay Maymudes
   ----------------------------                     ---------------------------

Name:  Frederico Fleury Curado                   Name: Jay Maymudes
       ------------------------                        ------------------------

Title: E.V.P. Airline Market                     Title: V.P.
       ------------------------                        ------------------------

By  /s/ Flavio Rimoli                            Date:  10/22/01
    ---------------------------                        ------------------------

Name: Flavio Rimoli                              Place: Greenwich, CT
      -------------------------                         -----------------------

Title: Director of Contracts
       ------------------------

Date:  10/22/2001
       ------------------------

Place: Sao Jose dos Campos
       ------------------------

                                ATTACHMENT "A-4"
                            EMB-140 AIRCRAFT UNDER

                 AIRCRAFT SPECIFIC CONFIGURATION, FINISHING AND
                               REGISTRATION MARKS

1.    STANDARD 140 AIRCRAFT

      The Aircraft shall be manufactured according to the standard configuration specified in Embraer's Technical Description TD-140/002 dated as of April 2000, Type Certification FAA, and including the following optional items:

2.    OPTIONAL EQUIPMENT:

      2.1   OPTIONS TO STANDARD AVIONICS CONFIGURATION
            a)    CAT II
            b)    2nd DME
            c)    2nd ADF
            d)    2nd Transponder Mode S
            e)    Weather Radar with Independent Selection
            f)    3rd VHF with 25 KHz spacing
            g)    Dual FMS+GPS (Universal)
            h)    ACARS (Unilink)
            i)    Printer
            j)    AFDAU
            k)    Single Potentiometer to control FA volume

      2.2   OPTIONAL SYSTEM/OTHER EQUIPMENT
            a)    Thrust Reversers
            b)    APU Silencer
            c)    Cockpit Floodlight
            d)    External Painting with capability to be polished
            e)    LR Version
            f)    Service Door Sill Protection
            g)    Baggage Door Sill Protection
            h)    Baggage Door Light
            i)    Optional Main Door (without steps)
            j)    Floor Covering in Cargo Compartment - GE Lexan
            k) Provisions for Antenna for In-Flight Phone (antenna to be provided as loose item)
            l)    Steering Disengage Outside Cockpit

      2.3   INTERIOR OPTIONAL ITEMS

            a)    Interior Option 3
            b)    Audio Entertainment
            c)    Aft Hand Set & Cradle
            d)    Blue Sterile Light
            e)    3rd Oxygen Mask on RH
            f)    Passenger Seats Customized (P/N140-86006-401 seat installation kit)
            g)    Baggage Restraint Net
            h)    Vertical Baggage Barrier Net
            i)    Provisions for Defibrillator
            j)    Emergency equipment items supplied by Buyer (BFE);
                  j.1) PBE 119003 Puritan Bennett
                  j.2) PBE brackets 119063-01 Puritan Bennett j.3) Smoke goggles 322-70 Scott Aviation j.4) First Aid kit 70004-00 Scott Aviation j.5) Medical kit 4531 Medical Advisory Sys j.6) Fire Extinguisher A352T HRD Aero Sys j.7) Fire extinguisher bracket 817 HRD Aero Sys.

3.    FINISHING

      a.    EXTERIOR FINISHING:

            The Aircraft shall be painted according to Buyer's color and paint scheme which shall be supplied to Embraer by Buyer on or before six
            (6) months prior to the relevant Aircraft Contractual Delivery Date.

      b.    INTERIOR FINISHING:

            Buyer shall inform Embraer on or before eight (8) months prior to the relevant Aircraft Contractual Delivery Date of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. The above mentioned schedule for definition of interior finishing shall only be applicable if Buyer selects its materials from the choices offered by and available at Embraer. If Buyer opts to use different materials and or patterns, such schedule shall be agreed between the Parties at the time of signature of this Purchase Agreement.

4.    REGISTRATION MARKS

      The Aircraft shall be delivered to Buyer with the registration marks painted on them, which shall be supplied to Embraer by Buyer no later than ninety (90) days before each relevant Aircraft Contractual Delivery Date.

IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT "A-4" AND THE TERMS OF THE TECHNICAL DESCRIPTION TD-140/002, DATED APRIL 2000, THE TERMS OF THIS ATTACHMENT "A-4" SHALL PREVAIL.

                                 ATTACHMENT J-1
--------------------------------------------------------------------------------

                    EMB 140 - AIRCRAFT PERFORMANCE GUARANTEE

ATTACHMENT "J-1" - AIRCRAFT PERFORMANCE GUARANTEE

1.    GUARANTEES

      Embraer, subject to the conditions and limitations hereby expressed, and considering the Aircraft with a maximum takeoff weight of 46,517 pounds (21,100 kg) and equipped with EMBRAER furnished Rolls-Royce Allison AE 3007A1/3 engines, guarantees each Aircraft as follows:

      a. On the Aircraft Actual Delivery Date, the Aircraft will comply with the following performance:

            a.1   CRUISE SPECIFIC AIR RANGE

                        The cruise specific air range at a gross weight of 40,000 pounds (18,144 Kg) in a standard day (ISA), at an altitude of 35,000 feet, at 440 KTAS using not more than maximum cruise thrust, shall not be less than the guarantee value:

                        NOMINAL:      .182  NAM/Pound
                        TOLERANCE:  - .006  NAM/Pound
                        GUARANTEE:    .176  NAM/Pound

            a.2   MISSION PAYLOAD

                  a.2.1 The payload for a stage length of 1000 nautical miles in still air, shall not be less than the guarantee value:

                        GUARANTEE:   10,506 Pounds (4,765 kg)

      Note: The above guaranteed value is subject to the same tolerance applicable to the MEW pursuant to Paragraph a.3 below.

                        The above guarantee is based on the following conditions and operating rules:

                        Stage Length:
                        The stage is defined as the sum of the distances for length climb, cruise and descent.

                        Takeoff:
                        The airport altitude is at SEA LEVEL.
                        The takeoff weight is not limited by the airport conditions.
                        Maximum takeoff thrust is used for the takeoff.

                        Climbout Maneuver:
                        Following the takeoff to 35 feet, the EMB-140 Aircraft accelerates to 245 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

                        Climb:
                        The EMB-140 Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 245 KCAS.
                        The EMB-140 Aircraft then accelerates to a speed of 270 KCAS.
                        The climb continues at 270 KCAS until 16,000 feet is reached.
                        The climb continues at 0.56 Mach number to cruise altitude.
                        The temperature is ISA during the climb.
                        Maximum climb thrust is used throughout the climb.

                        Cruise:
                        The EMB-140 Aircraft cruises at an average speed of 0.76 Mach number.
                        The cruise altitude is 37,000 feet. The temperature is ISA during cruise.
                        The cruise thrust is not to exceed maximum cruise thrust.

                        Descent:
                        The EMB-140 Aircraft descends from the cruise altitude at 250 KCAS.
                        The descent continues at 250 KCAS to an altitude of 1,500 feet.
                        The temperature is ISA during descent.

                        Approach and Landing Maneuver:
                        The EMB-140 Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
                        The destination airport elevation is at sea level.

                        Fixed Allowances:
                        For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                        Taxi-out fuel: 109 Pounds, equivalent to 9 minutes.

                        Takeoff and Climbout Maneuver fuel: 99 Pounds.

                        Approach and Landing Maneuver fuel: 101 Pounds.

                        Taxi-in fuel (shall be consumed from the reserve fuel):
                        97 Pounds, equivalent to 8 minutes of taxi.

                        The usable reserve fuel remaining upon completion of the landing: 2,350 Pounds.

                  A.2.2 OPERATIONAL EMPTY WEIGHT BASIS

                        Operational empty weight (OEW) derived in accordance with Paragraph a.2.3 shall be used as the basis for the mission payload guarantees of Paragraph a.2.1.

                  A.2.3 EMB-140 WEIGHT SUMMARY

             ---------------------------------------------------------------------------------------------------
                                               ITEMS                               WEIGHT (KG)    WEIGHT (LB)
             ---------------------------------------------------------------------------------------------------
                 1 - M.E.W Std. EMB-140 Aircraft Configuration(*)                       11,100        24,471
             ---------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------------
                 2 - Option to std EMB-140 Aircraft (**)                                   677.7        1,495
             ---------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------------
                 3 - M.E.W.  Customer Configuration LR  version                         11,777.2       25,966
             ---------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------------
                 4 - Operating Items                                                       556          1,226
             ---------------------------------------------------------------------------------------------------
                 a - Pilot and Copilot (180 Lb each) (***)                                 164.0          361.6
             ---------------------------------------------------------------------------------------------------
                 b - Stewardess (140 Lb each) (***)                                         64.0          141.1
             ---------------------------------------------------------------------------------------------------
                 c - Engine oil                                                             24.0           52.9
             ---------------------------------------------------------------------------------------------------
                 d - Hydraulic Fluid                                                        36.0           79.4
             ---------------------------------------------------------------------------------------------------
                 e - Unusable Fuel                                                          44.0           97.0
             ---------------------------------------------------------------------------------------------------
                 f - Apu Oil                                                                 2.0            4.4
             ---------------------------------------------------------------------------------------------------
                 g - Toilet Fluid                                                            7.0           15.4
             ---------------------------------------------------------------------------------------------------
                 h - Water                                                                  20.0           44.1
             ---------------------------------------------------------------------------------------------------
                 i - Flight Kit                                                             10.0           22.0
             ---------------------------------------------------------------------------------------------------
                 j - Crew Baggage                                                           20.4           45.0
             ---------------------------------------------------------------------------------------------------
                 k - Catering Standard                                                     160.0          352.7
             ---------------------------------------------------------------------------------------------------
                 l - Pass. Serv. Equip.                                                      4.5            9.9
             ---------------------------------------------------------------------------------------------------
                 m - 2nd Attendant                                                           0.0            0.0
             ---------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------------
                 5 - O. E. W.  Customer Configuration LR version                       12,3334         27,191
             ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  REMARKS:

                  (*) See Customer Options Table (Item a.5.4).

                  (**) In accordance with Advisory Circular No: 120-27C (U.S.
                       Depart. Of Transp./FAA)

                  a.2.4 CUSTOMER OPTIONS TABLE:

       ------------------------------------------------------------------------------------------------------------------
                                              ITEMS                                  OPT           WEIGHT         WEIGHT
                                                                                                    (KG)           (LB)
       ------------------------------------------------------------------------------------------------------------------
            A) OPTIONS TO STD AVIONIC CONFIGURATION
       ------------------------------------------------------------------------------------------------------------------
               01. CAT-II                                                             Y              0.0             0.0
               ----------------------------------------------------------------------------------------------------------
               02. DME (2nd)                                                          Y              1.5             3.3
       ------------------------------------------------------------------------------------------------------------------
               03. ADF  (2nd)                                                         Y              8.0            17.6
       ------------------------------------------------------------------------------------------------------------------
               04. Transponder Mode S (2nd)                                           Y              1.0             2.2
       ------------------------------------------------------------------------------------------------------------------
               05. Weather Radar w/ Independent Selection                             Y              1.0             2.2
       ------------------------------------------------------------------------------------------------------------------
               06. VHF (3rd)                                                          Y              6.0            13.2
       ------------------------------------------------------------------------------------------------------------------
               07. FMS+GPS Dual Universal                                             Y             26.0            57.3
       ------------------------------------------------------------------------------------------------------------------
               08. Printer                                                            Y              5.0            11.0
       ------------------------------------------------------------------------------------------------------------------
               09. AFDAU                                                              Y              8.0            17.6
       ------------------------------------------------------------------------------------------------------------------
               10. Single Potentiometer to control FA volume                          Y              1.0             2.2
       ------------------------------------------------------------------------------------------------------------------
               11. ACARS                                                              Y              8.5            19.0
       ------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
            B) OPTIONAL SYSTEM / OTHER EQUIPMENT
       ------------------------------------------------------------------------------------------------------------------
               01. Thrust Reversers                                                   Y            173.0           381.4
       ------------------------------------------------------------------------------------------------------------------
               02.  APU Silencer                                                      Y             13.0            28.7
       ------------------------------------------------------------------------------------------------------------------
               03. Cockpit Floodlight                                                 Y              2.5             5.5
       ------------------------------------------------------------------------------------------------------------------
               04. External Painting w/ capability to be polished                     Y             54.0           119.0
       ------------------------------------------------------------------------------------------------------------------
               05. LR Version                                                         Y            172.0           378.4
       ------------------------------------------------------------------------------------------------------------------
               06. Service door sill protection                                       Y              3.0             6.6
       ------------------------------------------------------------------------------------------------------------------
               07. Cargo door sill protection                                         Y              3.5             7.7
       ------------------------------------------------------------------------------------------------------------------
               08. Cargo Door Light                                                   Y              1.0             2.2
       ------------------------------------------------------------------------------------------------------------------
               09. Optional Main Door (without steps)                                 Y             -8.0           -17.6
       ------------------------------------------------------------------------------------------------------------------
               10. Gust Lock for Elevator Surfaces                                    Y              2.6             5.7
       ------------------------------------------------------------------------------------------------------------------
               11.  Floor Covering in Cargo Compartment - GE Lexan                    Y              3.3             7.3
       ------------------------------------------------------------------------------------------------------------------
               12.  Provisions for Antenna for In-Flight Phone (antenna to be
               provided as loose item)                                                Y              4.0             8.8
       ------------------------------------------------------------------------------------------------------------------
               13.  Steering Disengage Outside Cockpit                                Y              0.2             0.5
       ------------------------------------------------------------------------------------------------------------------
               14.  Floor Mat per AMR request                                         Y              1.2             2.6
       ------------------------------------------------------------------------------------------------------------------

            C) INTERIOR OPTIONAL ITEMS
       ------------------------------------------------------------------------------------------------------------------
               01. Interior Option 3   (1)                                            Y             71.0            156.5
       ------------------------------------------------------------------------------------------------------------------
               02. Audio Entertainment                                                Y              2.5             5.5
       ------------------------------------------------------------------------------------------------------------------
               03. Aft Hand Set & Cradle                                              Y              2.5             5.5
       ------------------------------------------------------------------------------------------------------------------
               04. Blue Sterile Light                                                 Y              0.5             1.1
       ------------------------------------------------------------------------------------------------------------------
               05. 3rd Oxygen Mask                                                    Y              1.5             3.3
       ------------------------------------------------------------------------------------------------------------------
               06. Customized Passenger Seat AMR Leather                              Y               86            190.0
       ------------------------------------------------------------------------------------------------------------------
               07. Baggage Restraint Net                                              Y              8.0            17.6
       ------------------------------------------------------------------------------------------------------------------
               08. Vertical Baggage Barrier Net                                       Y             10.0            22.0
       ------------------------------------------------------------------------------------------------------------------
               09. Provisions for Defibrillator                                       Y              4.5             9.9
       ------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
                                                      SUB-TOTAL   (OPTIONS STD A/C)                677.7           1,495
       ------------------------------------------------------------------------------------------------------------------

      (1)   Galley inserts (Trolley, SU, Hot Jugs) and catering are not included

                  a.3 WEIGHT

                        a.3.1 The manufacturer's empty weight (M.E.W.), for
                              Customer configuration, is guaranteed to be:

                              NOMINAL:      25,966 POUNDS
                              TOLERANCE:       259 POUNDS
                              GUARANTEE:    26,225 POUNDS

2.    EMB-140 AIRCRAFT CONFIGURATION

      2.1 The guarantees stated above are based on the EMB-140 Basic Aircraft configuration as defined in the Technical Description TD-140/002 dated April 2000, plus specific Buyer configuration options as defined at Attachment "A" to the Purchase Agreement, (hereinafter referred to as the Detail Specification). Appropriate adjustment to the guarantees shall be made for changes in such Detail Specification approved in writing by the Buyer and Embraer. Such adjustments shall be accounted for by Embraer in its evidence of compliance with the guarantees.

            In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the EMB-140 Aircraft, and as a result thereof, a change is made to the configuration and/or the performance of the EMB-140 Aircraft in order to obtain certification, the guarantees set forth in this EMB-140

            Aircraft Performance Guarantee shall be appropriately modified to reflect any such change.

      2.2 The guarantee payloads of Paragraph 1.a.5 and the Manufacturer's Empty Weight guarantee of Section 1.a.6 shall be adjusted by Embraer for the following in its evidence of compliance with such guarantees:

            (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Embraer.

            (2) The difference between the component weight allowances given in the appropriate section of the Detail Specification and the actual weights.

3.    GUARANTEE CONDITIONS

      3.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations there from; altitudes are pressure altitudes.

      3.2 The FAA Regulations (FAR) referred to in this Schedule are, unless otherwise specified, the EMB-140 Certification Basis regulations specified in the Type Certificate Data Sheet. The reference number for the Certificate Data Sheet and its date of issue will be provided to Buyer within fifteen (15) days of type approval.

      3.3 The takeoff and landing guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, and with automatic anti-skid operative unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit
            (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing data is based on the use of automatic spoilers.

      3.4 The cruise specific air range, speed and altitude capability, and the climb, cruise and descent portions of the mission guarantees include allowances for normal electrical power extraction and normal operation of the air conditioning system. Normal power extraction shall be defined as not less than a 37 kW total electrical and hydraulic loads. Normal operation of the air conditioning system shall be defined as operation in the automatic mode, with the temperature control set to maintain a nominal cabin temperature of 75(DEGREE)F, and all air conditioning systems operating normally. This operation nominally allows a sea level cabin altitude to be maintained up to 19,500 feet and a maximum cabin pressure differential of 7.8 pounds per square inch at higher altitudes, with a nominal EMB-140 Aircraft cabin ventilation rate of 1,100 cubic feet per minute at 35,000 ft including passenger cabin recirculation (nominal recirculation is 42 percent not considering gasper flow). The APU is turned off unless otherwise specified.

      3.5 The cruise specific air range, speed and altitude capability, and the climb, cruise, and descent portions of the mission guarantees are based on an EMB-140 Aircraft center of gravity location of 26 percent of the mean aerodynamic chord.

      3.6 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.70 pounds per U.S. gallon.

4.    PARTIES' OBLIGATIONS ACCORDING TO THIS GUARANTEE

      RELATIVE TO THE GUARANTEES STATED IN PARAGRAPH 1.a above:

      4.1 During the EMB-140 Aircraft acceptance to be performed by Buyer in accordance with Article 7 of the Purchase Agreement, Buyer shall check the EMB-140 Aircraft performance specified in paragraph 1.a of this Schedule A, by using the EMB-140 Aircraft Flight Manual (AFM) and by comparing the flight test data, at the atmospheric conditions prevailing during the flight, with the information presented in the EMB-140 Supplementary Performance Manual (SPM). All the performance guarantee under this Schedule A are in accordance with both manuals above mentioned, taking into consideration the established tolerances.

      4.2 Embraer's obligations in respect to the guarantees stated in Paragraph 1.a of this Schedule A, are limited to Buyer's right to terminate the Purchase Agreement in respect to the relevant EMB-140 Aircraft, pursuant to Article 22.d. should it be reasonably verified that such EMB-140 Aircraft during the acceptance procedure specified in Article 7 of the Purchase Agreement, cannot comply with the performances guaranteed hereunder after Embraer has had a reasonable opportunity to cure such deficiencies in accordance with Article 7.

      4.3 In case during the above mentioned acceptance procedure, it is proven that the EMB-140 Aircraft performance does not comply with the performances specified in Paragraph 1.a of this Schedule A, but Buyer considers it satisfactory by accepting delivery of such EMB-140

            Aircraft, then Embraer shall not be liable to any claim or demand whatsoever from Buyer with respect to such performance guarantees.

      4.4 Upon acceptance of the EMB-140 Aircraft by Buyer, all obligations of Embraer regarding the Aircraft performance guarantees specified in Paragraph 1.a, shall cease.

5.    GUARANTEE COMPLIANCE

      5.1 Compliance with the guarantees of Section 1.a shall be based on the conditions specified in that section, the EMB-140 Aircraft configuration of Section 2 and the guarantee conditions of Section 3.

      5.2 Compliance with the takeoff, landing, and TOW Climb limit guarantees shall be based on the FAA-approved Airplane Flight Manual for the EMB-140.

      5.3 Compliance with the cruise specific air range, speed, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on the comparison mentioned in
            Section 4.1 above.

      5.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with provisions of Section 1.a.

      5.5 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the appropriate approved weight and balance manual, or associated document or report.

      5.6 Compliance with the guarantees set forth in this Schedule does not depend on the engine meeting the performance requirements contained in the engine specification.

6.    EXCLUSIVE GUARANTEES

      6.1 The only performance guarantees applicable to the EMB-140 Aircraft are those set forth in this document. The performance guarantees set forth herein are established between Buyer and Embraer and may not be transferred or assigned to others, unless by previous written consent of Embraer.

      6.2 THE GUARANTEES, OBLIGATIONS AND LIABILITIES OF Embraer, AND REMEDIES OF Buyer SET FORTH IN THIS

            PERFORMANCE GUARANTEE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND Buyer HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER RIGHTS, CLAIMS, DAMAGES AND REMEDIES OF Buyer AGAINST Embraer OR ANY ASSIGNED OF Embraer, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACHIEVED PERFORMANCE.

      6.3 The terms and conditions of this Performance Guarantee do not alter, modify or impair, in any way, the terms and conditions of Attachment C (EMB-140 AIRCRAFT WARRANTY CERTIFICATE) to this Agreement.